Exhibit 10.9

借 款 合 同

Loan Agreement

甲方（借款人）：杭州新林果业有限公司

Party A (borrower): Hangzhou Xinlin Fruits Co., Ltd

乙方（出借人）：杭州野之缘农业开发有限公司

Party B (lender): Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

甲乙双方就下列事宜达成一致意见，签订本合同。

Party A and Party B agree on the following matters and sign the contract.

第一条 具体约定：

Article 1 Specific agreement:

（一）、因杭州新林果业实际营运需要，现提出向杭州野之源提出流动资金借款申请，出借人向借款人提供不超过人民币一百万元整（RMB：1,000,000.00）的借款额度，额度内随借随还。

(A), For the operation cash requirement, Party A proposed to apply for a credit line of RMB 1 million.

（二）、本合同借款用于法律允许范围内的正常生产经营活动。

(B) the cash borrowed will only be used for the normal production and operation activities .

（三）、本合同借款期限自2016年1月1日起至2017年1月1日止。在合同规定的借款期内，借款方须按照同期银行的一年基准贷款利率4.35%向出借人支付利息,如果借款方提前归还本金，则利息按照实际借款天数计算。贷款利息在贷款到期日一次支付

 (C) The term of this contract shall be from January 1, 2016 to the end of January 1, 2017. During the term of the loan stipulated in the contract, the borrower shall pay the interest to the lender in accordance with the one-year benchmark lending rate of 4.35% of PBOC. Loan interest should be paid at maturity

（四）、借款方保证截至2017年1月1日前，按本合同规定归还借款。借款方如果不按期归还款，逾期部分按同期人民银行贷款利率计算额外利息。

(D) The borrower ensure the principle borrowed will be paid by January 1, 2017. If the borrower fails to repay the loan, the overdue portion of the interest will be charged as the rate of PBOC.

（五）、本合同借款的借款方式为信用借款。

(E) This loan is the credit loan.

（六）、本合同自签订日起生效，一式两份，甲、乙双方各执一份。

(F) This contract shall enter into force on the date of signing, in duplicate, and each party shall hold one copy.

第二条 违约责任

 Liability for breach of contract

一、 发生下列情况之一即构成违约：

One of the following circumstances constitutes a breach of contract:

（一）甲方改变借款用途；

（二）甲方违反本合同约定，逾期或未按约定的金额归还借款；

（三）甲方提供的证明、资料等文件有虚假、非法的情况；

（四）甲方死亡、被宣告死亡、被宣告失踪、丧失民事行为能力后无继承人、受遗赠人、财产代管人、监护人或者其继承人、受遗赠人、财产代管人、监护人拒绝履行本合同；

（五）甲方其他可能影响归还乙方贷款的行为。

(A) Party A changes the purpose of loans;

(B) Party A fails to pay the principle on time or violate any terms in this contract

(C) Party A provide false and illegal documents;

(D) Party A is declared dead or is declared missing, no successor or legatee, the custodian, the guardian or the heirs, legatee, property custodian, guardian refused to perform this contract incapacitated;

(E) Other factors that may affect the repayment of Party B's loan.

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第三条、发生违约情况时，乙方有权采取以下一种或多种措施：

In the event of breaching the contract, Party B has the right to take one or more of the following measures:

（一） 按中国人民银行的规定计收罚息和复利；

Charged penalty interest and compound interest according to PBOC rules;

（二） 要求甲方立即提前偿还部分或全部借款；

equire Party A to repay some or all of the loan in advance;

（三）其他法律允许的措施。

other measures permitted by law.

第三条 纠纷的解决

Dispute resolution

本合同履行中发生争议，各方协商解决，协商不成，各方同意采取向合同签订所在地人民法院起诉的方式解决。

Disputes arising from the contract shall be settled through consultation between the parties, or else can attribute to local authorities.

甲方：杭州新林果业有限公司

Party A: Hangzhou Xinlin Fruits Co., Ltd

/s/ Hangzhou Xinlin Fruits Co., Ltd

签订日期：2016年1月1日

Date of signature: January 1, 2016

乙方 ： 杭州野之缘农业开发有限公司

Party B: Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

/s/Hangzhou Yezhiyuan Agriculture Development Co., Ltd.

签订日期：2016年1月1日

Date of signature: January 1, 2016

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